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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MARCH 9, 2005

                             WASTE TECHNOLOGY CORP.
                             ----------------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-14443

           Delaware                                      13-2842053
           --------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 355-5558
                                 --------------
                         (Registrant's Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     On March 9, 2005, Leland E. Boren, his wife, LaRita R. Boren and David B. Wilhelmy were elected to the Company's Board of Directors. Mr. and Mrs. Boren together own 1,562,971 shares of the Company's common stock which represents approximately 28% of the outstanding and issued shares. Mr. Wilhelmy has served as Vice-President of Sales and Marketing of the Company since September 2002.

     There is no arrangement or understanding between Messrs. Boren and Wilhelmy and Mrs. Boren and any other person pursuant to which they were elected as Directors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated March 15, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 15, 2005

                                       Waste Technology Corp.


                                       By: /s/ William  E. Nielsen
                                           --------------------------
                                           William E. Nielsen,
                                           Chief Executive Officer